UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 31, 2007
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NS8 CORPORATION
(Exact Name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	333-75956 (Commission File Number)	13-4142621 (IRS Employer Identification No.)

6080 Center Drive 6th Floor Los Angeles, CA, USA (Address of Principal Executive Offices)	90045 (Zip Code)

Registrant’s telephone number, including area code:  (310) 242-5754

Former Name or Former Address, if Changed Since Last Report:
200-11400 W. Olympic Boulevard, Los Angeles, CA 90064

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Resignation of Principal Officers.

On August 31, 2007, Anthony Alda resigned as Chief Executive Officer of the Company.  Mr. Alda’s resignation is related to a reorganization of the Company’s executive officers’ duties and functions. His resignation did not relate to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  He will continue to hold the position of non-executive Chairman of the Board of Directors of the Company until November 30, 2007 and he will provide technical and marketing consultation to the Company until that date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial statements of business acquired.

Not applicable.

(b)           Pro forma financial information.

Not applicable.

(c)           Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS8 Corporation
(Registrant)

Date: September 4, 2007	By:	/s/ Uriel Kusiatin
President